Cost What Happens Inside Our Buildings Matters Most Investor Presentation  |  May 2, 2023 Committed to Long-Term Value 3

May 3, 2023 Investor Presentation Forward-Looking Statements This presentation contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Examples of forward-looking statements include all statements regarding our expectations regarding our recent and pending investments and dispositions; our expectations regarding the update in corporate credit quality from our recently completed North American facilities transition; our expectations regarding the stability of our portfolio; our expectations regarding the impact of the current flu season; our expectation that 2023 will be a relatively quiet year for our company and our investment activity; our expectations regarding continued recovery from the pandemic and potential earnings growth in 2024; our expectations regarding labor trends; our expectations regarding the transition of Senior Housing facilities operated by Enlivant and the termination of our participation in the Enlivant Joint Venture; our expectations that we will continue to diversify our portfolio over the course of this year, resulting in our skilled nursing exposure reaching new lows, and that this diversification will be an additional factor in creating long-term value; and our other expectations regarding our future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments and dispositions, plans and objectives for future operations and capital raising activity. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: pandemics or epidemics, including COVID-19, and the related impact on our tenants, borrowers and Senior Housing - Managed communities; increased labor costs and historically low unemployment; increases in market interest rates and inflation; operational risks with respect to our Senior Housing - Managed communities; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; the potential variability of our reported rental and related revenues as a result of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs and competition for our tenants, borrowers and Senior Housing - Managed communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers’ or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’, borrowers’ or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets, risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. Disclaimers 2

May 3, 2023 Investor Presentation Tenant and Borrower Information This presentation includes information (e.g., EBITDARM Coverage and Occupancy Percentage) regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures related to Sabra Health Care REIT, Inc., including Annualized Cash NOI, Net Debt to Adjusted EBITDA and funds from operations (FFO). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP). An explanation of these non-GAAP financial measures is included under “Definitions” in the Appendix, and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/financials/quarterly-results. Disclaimers 3

LOREM IPSUM Heading May 3, 2023 Investor Presentation Our passion for quality care and deep industry experience uniquely position Sabra to succeed in the dynamic healthcare real estate market. We have the size, know-how and resilient balance sheet necessary to deliver long-term value to shareholders. Uniquely Positioned to Thrive 4

May 3, 2023 Investor Presentation 5 “We know what happens inside our buildings matters most. That’s why we align ourselves with operators who skillfully and compassionately care for the residents and patients in the buildings we own.” -Rick Matros (he/him), Chief Executive Officer STRATEGY

May 3, 2023 Investor Presentation Our Strategy — Passion Meets Know-how Unique, Accretive Investments - Utilize our operational and asset management experience to identify and capitalize on new opportunities where off-market price dislocation exists. Support Operator Expansion - Be the capital partner of choice for the expansion and growth of leading operators with regional expertise and concentrated in markets with favorable demographics. Structure deals opportunistically across the capital stack. Creatively Financed Development - Pursue strategic development opportunities and long-term partnerships with leading developers. Optimize Portfolio - Continue to curate our portfolio to optimize diversification and maintain a mix of assets well-positioned for the future of healthcare delivery. Prudent Financing – Maintain balance sheet strength and lower leverage, while prioritizing available liquidity and recycled capital over new debt and equity issuances to fund any near-term investing activity. 6 STRATEGY

May 3, 2023 Investor Presentation “By consistently and deliberately executing our strategy, we deliver long-term value to our shareholders and provide the capital our tenants need to invest in their business and deliver quality care.” -Talya Nevo-Hacohen (she/her), Chief Investment Officer 7 STRATEGY IN ACTION

May 3, 2023 Investor Presentation Adaptive Reuse for Behavioral Health 8 STRATEGY IN ACTION • Sabra’s growing behavioral health portfolio represents a total investment of approximately $793 million, which accounts for roughly 14% of the Company’s Annualized Cash NOI as of March 31, 2023. • Our portfolio of owned addiction treatment centers is up to 12 properties, consisting of acquired addiction treatment centers and properties that have been converted or are in the process of being converted to addiction treatment centers, and we are negotiating several additional conversion opportunities for existing wholly-owned assets. Advanced Recovery Systems | Raytown, MO • Acquired a vacant skilled nursing facility on October 27, 2022, to be converted into an 80-bed addiction treatment facility. • Advanced Recovery Systems has pre-leased the asset under a long-term triple-net lease. • Sabra purchased the asset for $1.9 million and has agreed to invest up to $14.4 million in conversion renovations, of which the majority has been funded as of March 31, 2023.

May 3, 2023 Investor Presentation Good for the Planet. Good for Our Stakeholders. Learn more about our commitment to strong corporate governance and our ongoing ESG efforts in our latest corporate sustainability report available on our website at sabrahealth.com. “We endeavor to operate efficiently, sustainably and always in the best interest of our stakeholders.” -Rick Matros (he/him), Chief Executive Officer 9 ENVIRONMENTAL, SOCIAL AND GOVERNANCE

May 3, 2023 Investor Presentation Sabra’s ESG Priorities 10 ENVIRONMENTAL, SOCIAL AND GOVERNANCE

May 3, 2023 Investor Presentation Committed to Diversity, Equity & Inclusion 55% As of March 31, 2023, women comprised 55% of our workforce and 64% of our management level/ leadership roles. 36% As of March 31, 2023, 36% of our team members self-identified as being members of one or more ethnic minorities. We believe our ethnic diversity is higher than this reported percentage as another 15% of our team members chose not to self-identify. 11 ENVIRONMENTAL, SOCIAL AND GOVERNANCE We believe a diverse workforce is essential to our continued success and gives us a competitive advantage. We integrated DE&I into our hiring process, which has proven to be successful in our hiring of top talent from diverse groups.

May 3, 2023 Investor Presentation Addressing Critical Health And Wellness Issues In Senior Facilities  Sabra is a proud Alliance Member of the Well Living Lab and active participant in WISE—Wellness Innovation in Senior Living—initiative. The initiative will leverage scientific research conducted in simulated real-world environments and the field, and will share practical findings that can be applied to improving indoor spaces in senior living and skilled nursing communities.   12 ENVIRONMENTAL, SOCIAL AND GOVERNANCE 2022 STUDY UPDATE: COVID-19 & Beyond Well Living Lab Safe Indoor Environment Program KEY TAKEAWAY: We know that viruses can remain viable in the air for hours, increasing the likelihood of infection in a poorly ventilated space where an infectious individual is present. From tuberculosis to the common cold to influenza, nearly all upper respiratory conditions have the same potential for airborne spread as COVID-19, thus making stand- alone/portable air purification technology of continued importance in a post-pandemic world. The study showed that portable air filtration units made the air exchange rate 4x more efficient, resulting in up to 7x lower particle concentration in the air and up to 7x less virus accumulation on surfaces.

May 3, 2023 Investor Presentation WELL Health-Safety Ratings Claiborne, Holiday, Paradigm, Sienna and Solvere, some of Sabra’s Senior Housing - Managed operators, are the latest to achieve the WELL Health-Safety Rating for their Sabra-owned portfolios.  We are encouraging all our operators to pursue the WELL Health-Safety Rating. 13 ENVIRONMENTAL, SOCIAL AND GOVERNANCE

May 3, 2023 Investor Presentation Dedicated to Effective Corporate Governance Our strong, independent and diverse board brings unique skill sets and relevant experience that enrich our decision making. Healthcare Real Estate Finance Leadership Portfolio Management ESG Regulatory Risk Management Policy 14 ENVIRONMENTAL, SOCIAL AND GOVERNANCE

PORTFOLIO

Our Success Is Predicated on a Healthy Portfolio

As of March 31, 2023

431
Investments[1]

72
Relationships

8
Years Wtd. Avg. Remaining Lease Term

74%	86%	84%	77%
SNF/TC	SH - Leased	BH	Hosp./Oth.

Average Occupancy Percentage[2]

35%
Skilled Mix[2]

1.63x	1.14x	1.71x	6.40x
SNF/TC	SH - Leased	BH	Hosp./Oth.

EBITDARM Coverage[2]

[1] Excludes our Enlivant unconsolidated joint venture.
[2] Occupancy Percentage and Skilled Mix (together, "Operating Statistics") and EBITDARM Coverage for the period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, EBITDARM Coverage and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears, and therefore, EBITDARM Coverage and Operating Statistics exclude assets acquired after December 31, 2022.

SABRA May 3, 2023 Investor Presentation 15

May 3, 2023 Investor Presentation 1 Concentrations exclude our Enlivant unconsolidated joint venture. Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. See the Appendix to this presentation for the definition of Annualized Cash NOI. Diverse Portfolio, Positioned to Perform Relationship Concentration1 Asset Class Concentration1 As of March 31, 2023 16 PORTFOLIO Signature Healthcare, 9.0% The Ensign Group, 8.3% Avamere Family of Companies, 7.6% Signature Behavioral, 6.9% Recovery Centers of America, 5.5% Holiday, 5.6% Leo Brown, 2.3%Other, 6.5% Other, 48.3% Behavioral Health, 13.6% Senior Housing - Managed, 14.4% Senior Housing - Leased, 10.6% Specialty Hospital and Other, 4.1% Other, 0.6% Skilled Nursing/ Transitional Care, 56.7% Managed (No Operator Credit Exposure), 14.4%

May 3, 2023 Investor Presentation “We invest in relationships with operators who are nimble and poised to deliver excellent care now and in the future.” -Peter Nyland, Executive Vice President, Asset Management 17 PORTFOLIO

May 3, 2023 Investor Presentation Advancing the Quality of Care We Work with Operators Who Are: • Committed to their mission • Nimble • Regional experts • In markets with favorable demographics • Well-positioned for the future of healthcare delivery OPERATORS 18

May 3, 2023 Investor Presentation We Support Our Operators We Invest in Our Tenants’ Success: • Redevelopment / Adaptive Reuse • Expansion • Strategic development • Flexible equity and debt capital solutions OPERATORS 19

May 3, 2023 Investor Presentation “What started with a single sale/leaseback transaction for a senior living community in Indiana has grown into a multi-state, multi- community relationship. We truly value the collaboration, insight and support we receive from Sabra. Sabra is who we think about first when it comes to a capital partner to support our company’s growth.” – Tom Smith, Chief Executive Officer & Co-Founder Leo Brown Group 20 OPERATORS

May 3, 2023 Investor Presentation “Our strong balance sheet and ready access to capital allows us to thoughtfully finance investment opportunities and drive value for our shareholders.” –Michael Costa, Chief Financial Officer 21 PERFORMANCE

May 3, 2023 Investor Presentation Balanced Capital Structure 1 As of 3/31/2023. Common equity value estimated using outstanding common stock of 231.2 million shares and Sabra’s closing price of $11.40 as of 4/28/2023. 22 PERFORMANCE Capital Structure 1 Our diverse menu of capital options and $1.0 billion of available liquidity ensures that we have ready access to low cost capital to fund our growth. Our credit facility contains an accordion feature that can increase the total available borrowings to $2.75 billion. Other than borrowings under our revolving line of credit, we have no unhedged variable rate debt. Through our hedging activities, we have fixed the average interest rate over the term of our five year term loans at 4.0%. Because of this hedging activity, our annual interest expense is $14 million lower than it otherwise would be at today’s market rates. Common Equity Value 52% Secured Debt 1% Unsecured Debt 47% CONSOLIDATED ENTERPRISE VALUE $5.0B

May 3, 2023 Investor Presentation   Sabra 1Q 23 1 Investment-Grade peers median 2 Net Debt to Adjusted EBITDA 5.52x 3 5.82x Interest Coverage Ratio 4.34x 3 4.10x Debt as a % of Asset Value 36% 38 % Secured Debt as a % of Asset Value 1% 5% Strong Investment-Grade Credit Metrics 1 Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit statistics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. 2 Investment-Grade Peers consists of WELL, VTR, OHI and NHI. The metrics used to calculate Investment-Grade Peers Median are sourced from most recent public filings with the SEC and may not be calculated in a manner identical to Sabra’s metrics. 3 Based on the trailing twelve-month period ended as of the date indicated. 23 PERFORMANCE We continue to focus on strengthening our balance sheet and portfolio without accessing the capital markets.

May 3, 2023 Investor Presentation Favorable Profile with Staggered Maturities 1 Revolving Credit Facility is subject to two six-month extension options. 2 Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate derivative agreements. (Dollars in millions) Debt maturity profile at March 31, 2023 24 500 100 350 800 — 541 $1 $2 $2 $2 $2 $2 $2 $2 $2 $29 80 $920 2.9% 2.9% 2.9% 5.1% 5.9% 6.2% 3.9% 2.9% 3.2% 2.9% 3.1% Unsecured Bonds Term Loans Mortgage Debt / Secure Debt Line of Credit Available Line of Credit Wtd. Avg. Interest 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter $0 $200 $400 $600 $800 $1,000 $1,200 PERFORMANCE 1 2 We have no material debt maturities before 2026. 1

May 3, 2023 Investor Presentation Attractive Valuation Relative to Direct Peers Forward FFO multiples 1 Dividend yield 2 Premium / discount to consensus NAV Portfolio composition (% Annualized Cash NOI) 3 Sources: SNL Financial as of 4/28/2023, unless otherwise noted. 1 Forward FFO multiple is calculated as stock price as of 4/28/2023 divided by the forward four quarter consensus FFO from SNL Financial. 2 Dividend yield is calculated as most recent quarterly dividends declared per share annualized divided by stock price as of 4/28/2023. 3 Represents latest available concentration for peers from company filings as of 4/28/2023. 4 Based on Annualized Cash NOI for the quarter ended 3/31/2023 for real estate investments, investments in loans receivable and other investments. See the appendix to this presentation for the definition of Annualized Cash NOI. Concentrations exclude our Enlivant joint venture. 25 PERFORMANCE 8.3x 9.8x 11.7x 12.4x 13.2x SBRA OHI NHI LTC CTRE 10.5% 5.7% 6.8% 7.2% 10.0% SBRA CTRE LTC NHI OHI -14.3% 0.6% 3.9% 9.2% 10.2% SBRA LTC NHI CTRE OHI 25% 8% 13% 41% 60% 57% 92% 75% 58% 35% 18% 12% 1% 5% Senior Housing Skilled Nursing Other SBRA CTRE OHI LTC NHI4

May 3, 2023 Investor Presentation Well-Positioned Portfolio SNF concentration 1 1 Represents latest available concentration and coverage for peers as of 4/28/2023. 2 Based on Annualized Cash NOI as of 3/31/2023 for real estate investments, investments in loans receivable and other investments. See the appendix to this presentation for the definition of Annualized Cash NOI. Concentrations exclude our Enlivant joint venture. 3 Represents SNF EBITDARM Coverage for LTC and NHI; total portfolio EBITDARM Coverage for OHI and CTRE. 4 See appendix to this presentation for the definition of EBITDARM Coverage. Top five relationships concentration 1 SNF EBITDARM Coverage 1,3 SH EBITDARM Coverage 1 26 PERFORMANCE 57% 35% 58% 75% 92% SBRA NHI LTC OHI CTRE 37% 40% 47% 65% 70% SBRA OHI LTC NHI CTRE 1.63x 1.37x 1.70x 2.47x 2.66x SBRA OHI LTC NHI CTRE 1.14x 1.10x 1.10x 1.14x 1.16x SBRA LTC VTR NHI WELL2 2 4 4

May 3, 2023 Investor Presentation Appendix 27 i

May 3, 2023 Investor Presentation Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non- GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to (i) reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis, (ii) exclude residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis and (iii) reflect the reduction in Avamere’s annual base rent effective February 1, 2022. Behavioral Health. Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value. The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM. Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage. Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/ tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Definitions 28 APPENDIX

May 3, 2023 Investor Presentation Funds From Operations (“FFO”) and Adjusted FFO (“AFFO”).*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Net Debt.* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA.* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income. Definitions 29 APPENDIX

May 3, 2023 Investor Presentation Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other. Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) or 24 months after the date of classification as non-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this presentation can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results. APPENDIX Definitions 30